[Pioneer logo]


Pioneer Small Company
Fund

ANNUAL REPORT 10/31/96

Table of Contents

Letter from the Chairman                             1

Portfolio Summary                                    2

Performance Update                                   3

Portfolio Management Discussion                      6

Schedule of Investments                              9

Financial Statements                                16

Notes to Financial Statements                       22

Report of Independent Public Accountants            27

Tax Treatment of Distributions                      28

Trustees' Fees and Share Ownership                  28

Trustees, Officers and Service Providers            29

Pioneer Small Company Fund

LETTER FROM THE CHAIRMAN 10/31/96

Dear Shareowner,

It is with pleasure that I introduce this report for Pioneer Small Company Fund, covering its fiscal year ended October 31, 1996. We welcome this opportunity to bring you up-to-date about the Fund's interesting and rewarding first year.

Pioneer Small Company Fund was introduced to investors on November 2, 1995, and received a very enthusiastic welcome. As a result, the Fund topped our target asset level of $300 million in April, and we stopped accepting new investment accounts on May 24. This strategy of limiting the Fund's initial asset base proved particularly prudent in 1996's fast-changing market.

Generally speaking, it was a period that rewarded investors in a select group of large, familiar companies. The Dow Jones Industrial Average - which includes only 30 large companies - moved to historic highs. Smaller and lesser-known companies did not attract the same level of investor interest. This left the door open for your Fund to invest at what we believe are low valuation levels - an integral part of the Fund's "aggressive value" strategy. This approach is typical of the team of managers and research analysts that has been dedicated to your Fund since its inception. We believe this group, under the direction of portfolio manager Warren Isabelle, offers your Fund continuity, depth and focus in its pursuit of investment opportunities in smaller companies.

I urge you to read on to learn more about your Fund. You'll find easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion that offers insights into market conditions, portfolio strategy and results. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Small Company Fund. Thank you for your support.

Respectfully,

/s/John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Small Company Fund

PORTFOLIO SUMMARY 10/31/96

P o r t f o l i o  D i v e r s i f i c a t i o n
(As a percentage of total investment portfolio)

[typeset representation of pie chart]

U.S. Common Stocks                                         81.4%
Short-Term Cash Equivalents                                15.3%
International Common Stocks                                 2.1%
Depositary Receipts for International Stocks                0.7%
Convertible Securities                                      0.5%

[end pie chart]

S e c t o r  D i s t r i b u t i o n
(As a percentage of equity holdings)

[typeset representation of pie chart]

Technology                                 32.9%
Consumer Non-Durables                      24.6%
Services                                   12.4%
Basic Industries                           11.0%
Capital Goods                              10.4%
Financial                                   4.8%
Energy                                      2.5%
Consumer Durables                           1.3%
Transportation                              0.1%

[end pie chart]

1 0  L a r g e s t  H o l d i n g s
(As a percentage of equity holdings)

 1. Symantec Corp.                    2.62%   6. Integrated Circuit Systems, Inc.     1.91%
 2. American Annuity Group, Inc.      2.61    7. Maple Leaf Foods, Inc.               1.89
 3. Ply-Gem Industries, Inc.          2.23    8. Tokheim Corp.                        1.81
 4. Rexene Corp.                      1.96    9. Crown Vantage, Inc.                  1.79
 5. Mercury Interactive Corp.         1.93   10. Tultex Corp.                         1.77

Fund holdings will vary for other periods.

Pioneer Small Company Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

Net Asset Value
per Share                        10/31/96         11/2/95
                                  $12.66           $10.00

Distributions per Share       Income         Short-Term          Long-Term
(11/2/95-10/31/96)            Dividends      Capital Gains       Capital Gains
                              $0.023              -                   -

I n v e s t m e n t  R e t u r n s

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.

Cumulative Total Returns
(As of October 31, 1996)

                         If                  If
Period                  Held              Redeemed*
Life-of-Fund           26.87%              19.58%
(11/2/95)

*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[typeset representation of mountain chart]

Growth of $10,000(+)

                 Pioneer Small      Russell 2000
                 Company Fund*         Index
11/30/95             9425              10000
12/31/95             9592              10264
 1/31/96             9860              10327
 2/29/96            10129              10572
 3/31/96            10505              10791
 4/30/96            11383              11364
 5/31/96            12046              11812
 6/30/96            11598              11327
 7/31/96            10908              10338
 8/31/96            11222              10938
 9/30/96            11490              11366
10/31/96            11338              11190

[end mountain chart]

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

Net Asset Value
per Share                        10/31/96         11/2/95
                                  $12.59           $10.00

Distributions per Share       Income         Short-Term          Long-Term
(11/2/95-10/31/96)            Dividends      Capital Gains       Capital Gains
                              $0.017              -                   -

I n v e s t m e n t  R e t u r n s

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

Cumulative Total Returns
(As of October 31, 1996)

                       If            If
Period                Held        Redeemed*
Life-of-Fund          26.09%        22.09%
(11/2/95)

[typeset representation of mountain chart]

Growth of $10,000(+)

                 Pioneer Small       Russell 2000
                 Company Fund*          Index
11/30/95             10000              10000
12/95                10158              10264
 1/96                10442              10327
 2/96                10717              10572
 3/96                11106              10791
 4/96                12026              11364
 5/96                12728              11812
 6/96                12244              11327
 7/96                11504              10338
 8/96                11827              10938
 9/96                12111              11366
10/96                11541              11190

[end mountain chart]

*Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

Net Asset Value
per Share                        10/31/96         1/31/96
                                  $12.59           $11.01

Distributions per Share       Income         Short-Term          Long-Term
(1/31/96-10/31/96)            Dividends      Capital Gains       Capital Gains
                                     -                -                   -

I n v e s t m e n t  R e t u r n s

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

Cumulative Total Returns
(As of October 31, 1996)

                      Net Asset           Public Offering
Period                 Value                  Price*
Life-of-Fund           14.35%                 13.35%
(1/31/96)

[typeset representation of mountain chart]

Growth of $10,000

                 Pioneer Small       Russell 2000
                 Company Fund*          Index
 1/96                10000              10000
 2/96                10263              10238
 3/96                10636              10449
 4/96                11526              11005
 5/96                12189              11438
 6/96                11726              10969
 7/96                11026              10010
 8/96                11326              10592
 9/96                11599              11006
10/96                11335              10836

[end mountain chart]

*Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.



Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/96

Dear Shareowner,

Pioneer Small Company Fund completed its first fiscal year on October 31, 1996. Since beginning operations on November 2, 1995, our focus has been to find well-managed, undervalued small companies with strong future prospects. While this task has been challenging given the past year's fast-moving, record-setting stock market, we are pleased with the Fund's performance and portfolio's holdings and expect they will continue to prove rewarding.

Select Large-Size Companies Lead Stock Market

The slow-moving economy, low inflation and lower-trending interest rates in place throughout 1995 continued into the start of 1996, pushing the U.S. stock market higher. The Federal Reserve (the Fed) reaffirmed the general consensus that inflation and an accelerated economy were not concerns by cutting short-term interest rates in December 1995 and January 1996. In February, however, the employment report signaled a jump in economic growth, which triggered concerns of higher interest rates. The stock market staggered as investors feared corporate profits would suffer from higher rates and that fixed-income issues would become more appealing options for investors.

As the fiscal year progressed, announcements of lower-than-expected earnings from various companies contributed further to market instability, especially in July. However, dramatic price increases in stocks of select, large companies helped push major market indexes higher. These "momentum-driven" stocks - securities investors buy simply because their price is going up - remained in favor, seemingly regardless of how expensive they became. As a result, the Dow Jones Industrial Average of 30 large-capitalization stocks posted a cumulative return of 28.34% for the fiscal year. The Standard & Poor's 500 Index returned 22.31% over the same period. (Total returns assume reinvestment of all distributions.) Meanwhile, the broader-based Russell 2000 Index, an unmanaged measure of small-capitalization stocks and a better barometer by which to compare your Fund's results, gained 14.91%.

Pioneer Small Company Fund

Our Aggressive-Value Approach to Investing

Pioneer Small Company Fund's objective is to provide shareowners with long-term capital growth. We select investments on a case-by-case basis, analyzing company fundamentals, as well as any major change or restructuring the company may be experiencing. This process often leads us to businesses that either are unknown to most investors, or are in the midst of a transition or turnaround. Our goal is to identify and invest aggressively in such companies before their potential becomes widely known, to capitalize on the performance we expect they eventually will achieve.

Over the past year, we found a number of stocks we believe offer exceptional value. However, the Fund's policies prohibit ownership of more than 10% of a company's stock. That limits the assets we can allocate to any one issue, which is why it took time to invest the Fund's cash position. On October 31, the Fund's short-term cash equivalents stood at 15% of the portfolio; however, we are pleased to note that we were able to deploy these dollars and fully invest the Fund soon after the period ended. Detailed information about your Fund's portfolio appears on page 2.

Monitoring the Portfolio

The Fund contains a variety of well-valued companies based in many different sectors. Some portfolio holdings have already proved rewarding; in fact, a few appreciated to the point where we considered them to be fully valued. Accordingly, we sold Farah, an apparel manufacturer; Wet Seal, a clothing retailer; and Sunbeam, a small-appliance maker, locking in sizable gains.

Companies the Fund still holds include Chic by H.I.S., Acme Electric, Crown Vantage and Signal Technology. Although there's no guarantee these stocks will appreciate to our target price, we believe they will prove to be solid performers for the Fund. We are comfortable holding stocks as we wait for others to realize the value we see, which is why we are not so concerned about the time it takes for a company to prove its worth.

Pioneer Small Company Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/96                           (continued)

Where we do focus our attention - especially with the Fund closed to new investors and now fully invested - is on actively monitoring the portfolio. We want to make sure the companies we researched and selected stay on course to reach their potential. To that end, our analysis of the Fund's holdings will continue on a day-to-day basis. If we see that a company's fundamentals have changed dramatically and that it no longer appears to offer the value we once saw, we will eliminate it from the portfolio.

Moving Forward

While it looks as if 1996 as a whole will be another strong year for the stock market - particularly large-capitalization issues - it also has been volatile, and may continue to be so in the near term. The "upside" to this is that as investors realize the risks of jumping randomly into high-flying, "momentum-driven" stocks, they should begin to focus their attention on what really counts - identifying well-valued, individual securities.

We believe small companies present an intriguing and profitable segment of the stock market. What's more, by focusing on company fundamentals, we hope to offer shareowners a portfolio of strong, well-run companies with an eye to future growth. We are optimistic our efforts will reward investors over the long term, and I am pleased to sign this report on behalf of the entire team of portfolio managers and analysts that continue to work for you.

Respectfully,

/s/Warren J. Isabelle

Warren J. Isabelle,
Portfolio Manager

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 10/31/96

Shares                                                          Value
              INVESTMENT IN SECURITIES - 84.7%
              Common Stocks - 84.2%
              Basic Industries - 9.3%
              Chemicals - 2.8%
   584,100    Rexene Corp.                                $ 7,666,313
   387,000    Specialty Chemical Resources, Inc.*+            749,813
    47,000    Sybron Chemicals, Inc.*                         775,500
 1,144,000    Uniroyal Technology Corp.*+                   3,503,500
                                                         --------------
                                                          $12,695,126
                                                         --------------
              Containers - 2.4%
   225,000    BWay Corp.*                                 $ 4,050,000
   436,700    Interlake Corp.*                              1,473,862
   394,300    Sun Coast Industries, Inc.*+                  1,527,913
 1,045,200    Zapata Corp.*                                 3,919,500
                                                         --------------
                                                          $10,971,275
                                                         --------------
              Forest Products - 1.5%
   700,200    Crown Vantage, Inc.*+                       $ 7,002,000
                                                         --------------
              Iron & Steel - 2.2%
   311,200    Armco, Inc.*                                $ 1,167,000
   505,600    Kentucky Electric Steel, Inc.*+               2,970,400
   468,000    Proler International Corp.*+                  3,393,000
   100,300    Quanex Corp.                                  2,858,550
                                                         --------------
                                                          $10,388,950
                                                         --------------
              Pollution/Waste - 0.4%
   400,000    Allwaste Inc.*                              $ 1,850,000
                                                         --------------
              Total Basic Industries                      $42,907,351
                                                         --------------
              Capital Goods - 8.8%
              Construction & Engineering - 5.5%
    47,000    EMCOR Group, Inc.*                          $   687,375
   360,156    Gilbert Associates, Inc. (Class A)+           4,682,028
    50,000    Lone Star Industries, Inc.                    1,837,500
   450,100    Morgan Products, Ltd.*+                       3,375,750
   593,900    Morrison Knudsen Corp.*                       5,345,100

The accompanying notes are an integral part of these financial statements.   9

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 10/31/96                                    (continued)

Shares                                                          Value
              Construction & Engineering - (continued)
    88,200    Perini Corp.*                               $   727,650
   711,800    Ply-Gem Industries, Inc.+                     8,719,550
                                                         --------------
                                                          $25,374,953
                                                         --------------
              Producer Goods - 3.3%
   153,400    Gleason Corp.                               $ 4,621,175
    87,500    Haskel International, Inc. (Class A)            689,062
    30,000    Lindberg Corp.                                  300,000
   787,500    Tokheim Corp.*+                               7,087,500
   295,000    Unit Instruments, Inc.*+                      2,691,875
                                                         --------------
                                                          $15,389,612
                                                         --------------
              Total Capital Goods                         $40,764,565
                                                         --------------
              Consumer Durables - 1.1%
              Durables - 0.6%
   318,000    River Oaks Furniture, Inc.*+                $ 1,252,125
    29,600    Rowe Furniture Corp.                            210,900
   208,100    Royal Appliance Manufacturing Co.*            1,300,625
                                                         --------------
                                                          $ 2,763,650
                                                         --------------
              Motor Vehicles - 0.5%
   301,400    Dorsey Trailers, Inc.*+                     $ 1,167,925
   173,900    TBC Corp.*                                    1,152,088
                                                         --------------
                                                          $ 2,320,013
                                                         --------------
              Total Consumer Durables                     $ 5,083,663
                                                         --------------
              Consumer Non-Durables - 20.8%
              Agriculture & Food - 0.5%
   108,000    Alico, Inc.                                 $ 2,254,500
                                                         --------------
              Consumer Luxuries - 1.3%
 1,196,900    Bally Total Fitness Holding Corp.*+         $ 5,984,500
                                                         --------------
              Cosmetics - 0.1%
    45,000    American Safety Razor Co.*                  $   556,875
                                                         --------------
              Food Processing - 0.1%
   137,500    Envirodyne Industries, Inc.*                $   567,186
                                                         --------------

10  The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

Shares                                                          Value
              Home Products - 0.3%
   450,000    EKCO Group, Inc.                            $ 1,518,750
                                                         --------------
              Retail Food - 3.6%
   546,500    Buttrey Food & Drug Stores Co.*+            $ 4,372,000
 1,087,600    Maple Leaf Foods, Inc.                        7,380,433
   130,200    Marsh Supermarkets, Inc. (Class B)            1,318,275
   150,000    Suprema Specialities, Inc.*                     768,750
   200,000    WLR Foods, Inc.                               2,525,000
                                                         --------------
                                                          $16,364,458
                                                         --------------
              Retail Non-Food - 8.9%
   590,000    Catherines Stores Corp.*+                   $ 3,281,875
 1,251,500    Charming Shoppes, Inc.*                       5,788,187
 1,134,400    Drug Emporium, Inc.*+                         4,395,800
   969,000    Dylex Limited*                                2,348,434
   840,000    Grossman's Inc.*                              1,286,250
 1,090,000    InterTAN, Inc.*+                              6,267,500
 1,428,900    Jan Bell Marketing, Inc.*+                    4,108,087
   576,500    Lechters, Inc.*                               2,738,375
   749,000    Levitz Furniture, Inc.*                       1,966,125
   919,200    Phar-Mor, Inc.*+                              5,055,600
   481,800    The Stride Rite Corp.                         3,974,850
                                                         --------------
                                                          $41,211,083
                                                         --------------
              Soft Drinks - 0.8%
   738,000    Pepsi-Cola Puerto Rico Bottling Co.
              (Class B)                                   $ 3,690,000
                                                         --------------
              Textiles/Clothes - 5.2%
   215,000    Angelica Corp.                              $ 4,192,500
   970,000    Chic by H.I.S., Inc.*+                        4,486,250
   178,200    Hartmarx Corp.*                                 824,175
   396,000    Marisa Christina, Inc.*                       3,514,500
   335,000    Norton McNaughton, Inc.*                      2,638,125
   336,800    Oneita Industries, Inc.*                      1,347,200
 1,066,500    Tultex Corp.*                                 6,932,250
                                                         --------------
                                                          $23,935,000
                                                         --------------
              Total Consumer Non-Durables                 $96,082,352
                                                         --------------

  The accompanying notes are an integral part of these financial statements. 11

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 10/31/96                                   (continued)

Shares                                                          Value
              Energy - 1.7%
              Oil Refining & Drilling - 1.7%
  960,000     Arakis Energy Corp.*                        $ 4,980,000
  600,000     Mesa, Inc.*                                   2,775,000
                                                         --------------
              Total Energy                                $ 7,755,000
                                                         --------------
              Financial - 4.0%
              Insurance - 4.0%
  747,400     American Annuity Group, Inc.                $10,183,325
  491,900     Life USA Holding, Inc.*                       4,673,050
  207,600     Western National Corp.                        3,736,800
                                                         --------------
              Total Financial                             $18,593,175
                                                         --------------
              Services - 10.6%
              Broadcasting & Media - 1.3%
  680,620     Anacomp, Inc.*                              $ 5,955,425
                                                         --------------
              Health & Personal Care - 2.7%
  332,000     Aequitron Medical, Inc.*+                   $ 3,174,750
   25,000     Cardiac Pathways Corp.*                         275,000
  500,195     Healthdyne Technologies, Inc.*                4,439,230
   97,500     Impath, Inc.*                                 1,267,500
   50,000     Mid Atlantic Medical Services, Inc.*            537,500
  150,000     Physiometrix, Inc.*                             792,180
  130,000     Urologix, Inc.*                               2,047,500
                                                         --------------
                                                          $12,533,660
                                                         --------------
              Hotel & Restaurant - 1.0%
  429,700     Darden Restaurants                          $ 3,598,737
   62,500     Vicorp Restaurants, Inc.                        906,250
                                                         --------------
                                                          $ 4,504,987
                                                         --------------
              Pharmaceuticals - 5.6%
  405,000     Alexion Pharmaceuticals, Inc.*+             $ 4,050,000
  930,000     Anergen Inc.*+                                3,022,500
   97,500     Aradigm Corp.*                                1,023,750
  432,500     Aronex Pharmaceuticals, Inc.*                 3,432,969
  429,000     ImClone Systems, Inc.*                        3,700,125
  200,000     La Jolla Pharmaceutical Co.*                    800,000
  300,600     Molecular Biosystems, Inc.*                   2,479,950

 12 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

Shares                                                          Value
              Pharmaceuticals - (continued)
   212,500    Neurobiological Technologies, Inc.*         $   982,813
   213,500    Neurocrine Biosciences, Inc.*                 2,348,500
   870,000    Targeted Genetics Corp.*                      3,806,250
                                                         --------------
                                                          $25,646,857
                                                         --------------
              Total Services                              $48,640,929
                                                         --------------
              Technology - 27.8%
              BioTechnology - 0.4%
   110,000    Arqule, Inc.*                               $ 1,375,000
    48,000    Neose Technologies, Inc.*                       780,000
                                                         --------------
                                                          $ 2,155,000
                                                         --------------
              Business Machines - 0.9%
   316,000    Nashua Corp.*                               $ 4,345,000
                                                         --------------
              Computer Services - 16.1%
 1,405,000    Apertus Technologies, Inc.*+                $ 4,478,438
   330,500    BancTec, Inc.*                                6,733,938
   741,600    Broadway & Seymour, Inc.*+                    6,674,400
   367,500    Creative Computers, Inc.*                     3,720,937
   423,500    Dataflex Corp.*+                              1,217,562
   574,500    INTERLINQ Software Corp.*+                    2,298,000
 1,417,500    Learmonth & Burchett Management Systems
              Plc (Sponsored A.D.R.)*+                      3,189,375
   593,000    Mercury Interactive Corp.*                    7,560,750
   654,000    Meridian Data, Inc.*+                         4,986,750
     5,000    PRI Automation, Inc.*                           177,500
   400,000    Progress Software Corp.*                      6,250,000
   200,000    Segue Software Inc.*                          2,700,000
   162,500    Southern Electronics Corp.*                   1,543,750
   942,500    Symantec Corp.*                              10,249,688
   390,000    Triad Systems Corp.*                          3,729,375
   445,000    Viewlogic Systems, Inc.*                      4,199,688
    75,000    Wonderware Corp.*                               628,125
   636,000    Work Group Technology Corp.*+                 3,736,500
                                                         --------------
                                                          $74,074,776
                                                         --------------

  The accompanying notes are an integral part of these financial statements. 13

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 10/31/96                                   (continued)

Shares                                                          Value

              Electronics - 9.7%
  500,500     Acme Electric Corp.*+                      $  3,941,438
   35,000     Cymer, Inc.*                                    822,500
  163,400     Elsag Bailey Process Automation N.V.*         2,777,800
  624,100     ESCO Electronics Corp.*+                      6,084,975
  895,000     Information Storage Devices, Inc.*+           5,873,437
  630,000     Integrated Circuit Systems, Inc.*+            7,481,250
  452,100     MagneTek, Inc.*                               5,029,613
   16,200     Marshall Industries*                            488,025
  579,000     NAI Technologies, Inc.*+                      2,062,688
  210,500     Plasma & Materials Technologies, Inc.*        2,657,563
  684,900     Signal Technology Corp.*+                     5,393,588
  125,000     Teradyne, Inc.*                               1,984,375
                                                         --------------
                                                         $ 44,597,252
                                                         --------------
              Telecommunications - 0.7%
  320,547     Keystone Consolidated Industries, Inc.*    $  2,163,692
   50,000     Learning Company Inc.*                        1,015,625
                                                         --------------
                                                         $  3,179,317
                                                         --------------
              Total Technology                           $128,351,345
                                                         --------------
              Transportation - 0.1%
              Railroad & Bus - 0.1%
    1,000     MK Rail Corp.*                             $      7,875
   41,400     Westinghouse Air Brake Co.                      450,225
                                                         --------------
              Total Transportation                       $    458,100
                                                         --------------
              Total Common Stocks
              (Cost $390,076,280)                        $388,636,480
                                                         --------------
              Convertible Preferred Stock - 0.5%
  369,015     Mesa Inc., 8.0%, Series A*                 $  2,121,836
                                                         --------------
              Total Convertible Preferred Stock
              (Cost $1,448,601)                          $  2,121,836
                                                         --------------
              TOTAL INVESTMENT IN SECURITIES
              (Cost $391,524,881)                        $390,758,316
                                                         --------------

  14 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

Principal
Amount                                                                   Value
               TEMPORARY CASH INVESTMENTS - 15.3%
               Commercial Paper - 15.3%
 $ 6,767,000   Associates Corp. of America, 5.30%, 11/12/96      $  6,767,000
  10,000,000   American Express Co., 5.21%, 11/1/96                10,000,000
  12,069,000   Commercial Credit Corp., 5.20%, 11/6/96             12,069,000
  14,951,000   Ford Motor Credit Co., 5.21%, 11/5/96               14,951,000
   8,355,000   General Electric Credit Corp., 5.25%, 11/8/96        8,355,000
  11,928,000   Household Finance Corp., 5.22%, 11/4/96             11,928,000
   6,598,000   Norwest Financial Inc., 5.23%, 11/7/96               6,598,000
                                                                  -------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $70,668,000)                                $ 70,668,000
                                                                  -------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENTS - 100%
               (Cost $462,192,881) (a)                           $461,426,316
                                                                  -------------

  * Non-income producing security.

  + Investments held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At October 31, 1996, the net unrealized loss on investments based on cost for federal income tax purposes of $462,192,881 was as follows:

      Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost           $ 30,837,938
     Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value            (31,604,503)
                                                                 --------------
     Net unrealized loss                                         $   (766,565)
                                                                 --------------

Purchases and sales of securities (excluding temporary cash investments) for the period ended October 31, 1996, aggregated $455,117,462 and $94,433,116, respectively.

  The accompanying notes are an integral part of these financial statements. 15

Pioneer Small Company Fund

BALANCE SHEET 10/31/96

ASSETS:
 Investment in securities (including temporary
  cash investments of $70,668,000) (cost
  $462,192,881)                                       $461,426,316
 Cash                                                       35,827
 Receivables -
  Investment securities sold                               614,553
  Fund shares sold                                         647,172
  Dividends and interest                                   107,699
 Organizational costs - net                                 39,367
 Other                                                       8,163
                                                     --------------
   Total assets                                       $462,879,097
                                                     --------------
LIABILITIES:
 Payables -
  Investment securities purchased                     $  5,863,786
  Fund shares repurchased                                  378,746
 Due to affiliates                                         679,060
 Accrued expenses                                          200,263
                                                     --------------
   Total liabilities                                  $  7,121,855
                                                     --------------
NET ASSETS:
 Paid-in capital                                      $423,915,012
 Accumulated undistributed net investment income             7,668
 Accumulated undistributed net realized gain            32,601,127
 Net unrealized loss on investments                       (766,565)
                                                     --------------
   Total net assets                                   $455,757,242
                                                     --------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $221,600,650/17,502,573 shares)    $      12.66
                                                     --------------
 Class B (based on $217,345,520/17,265,964 shares)    $      12.59
                                                     --------------
 Class C (based on $16,811,072/1,335,035 shares)      $      12.59
                                                     --------------
MAXIMUM OFFERING PRICE:
 CLASS A                                              $      13.43
                                                     --------------

  16 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

STATEMENT OF OPERATIONS
For the Period from 11/2/95 (Commencement of Operations) to 10/31/96

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $8,772)       $  530,035
 Interest                                                   4,996,190
                                                           -----------
   Total investment income                                               $ 5,526,225
                                                                         -------------
EXPENSES:
 Management fees                                           $2,518,176
 Transfer agent fees
  Class A                                                     454,555
  Class B                                                     350,310
  Class C                                                      24,042
 Distribution fees
  Class A                                                     340,582
  Class B                                                   1,345,241
  Class C                                                      87,546
 Accounting                                                    77,327
 Custodian fees                                                60,095
 Registration fees                                            216,497
 Professional fees                                             39,188
 Printing                                                      32,512
 Organizational costs                                          54,547
 Fees and expenses of nonaffiliated trustees                   20,048
 Miscellaneous                                                 17,698
                                                           -----------
  Total expenses                                                         $ 5,638,364
  Less management fees waived and expenses reimbursed
   by Pioneering Management Corporation                                      (25,015)
  Less fees paid indirectly                                                  (93,788)
                                                                         -------------
  Net expenses                                                           $ 5,519,561
                                                                         -------------
   Net investment income                                                 $     6,664
                                                                         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                        $32,601,127
 Net unrealized loss on investments                                         (766,565)
                                                                         -------------
  Net gain on investments                                                $31,834,562
                                                                         -------------
  Net increase in net assets resulting from operations                   $ 31,841,226
                                                                         -------------

 The accompanying notes are an integral part of these financial statements. 17

Pioneer Small Company Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Period from 11/2/95 (Commencement of Operations) to 10/31/96

FROM OPERATIONS:
Net investment income                                              $      6,664
Net realized gain on investments                                     32,601,127
Change in net unrealized loss on investments                           (766,565)
                                                                   --------------
  Net increase in net assets resulting from operations             $ 31,841,226
                                                                   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
 Class A ($0.02 per share)                                         $   (100,661)
In excess of net investment income:
 Class B ($0.02 per share)                                              (46,730)
                                                                   --------------
Total distributions to shareholders                                $   (147,391)
                                                                   --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $477,488,754
Reinvestment of distributions                                           128,843
Cost of shares repurchased                                          (53,654,190)
                                                                   --------------
  Net increase in net assets resulting from fund share
    transactions                                                   $423,963,407
                                                                   --------------
  Net increase in net assets                                       $455,657,242

NET ASSETS:
 Beginning of period (initial capitalization - 10,000 shares)           100,000
                                                                   --------------
 End of period (including accumulated undistributed net
  investment income of $7,668)                                     $455,757,242
                                                                   --------------

CLASS A                           '96 Shares      '96 Amount
Shares sold                        20,658,247     $241,718,453
Reinvestment of distributions           8,422           89,948
Less shares repurchased            (3,169,096)     (39,772,964)
                                  ------------   --------------
   Net increase                    17,497,573     $202,035,437
                                  ------------   --------------
CLASS B
Shares sold                        18,263,829     $217,591,111
Reinvestment of distributions           3,639           38,895
Less shares repurchased            (1,006,504)     (12,485,791)
                                  ------------   --------------
   Net increase                    17,260,964     $205,144,215
                                  ------------   --------------
CLASS C*
Shares sold                         1,445,032     $ 18,179,190
Less shares repurchased              (109,997)      (1,395,435)
                                  ------------   --------------
   Net increase                     1,335,035     $ 16,783,755
                                  ------------   --------------

*Class C shares were first publicly offered on January 31, 1996.

  18 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                                  11/2/95
                                                                     to
                                                                  10/31/96
CLASS A
Net asset value, beginning of period                              $  10.00
                                                                  ----------
Increase from investment operations:
 Net investment income                                            $   0.05
 Net realized and unrealized gain on investments                      2.63
                                                                  ----------
  Total increase from investment operations                       $   2.68
Distributions to shareholders from:
 Net investment income                                               (0.02)
                                                                  ----------
Net increase in net asset value                                   $   2.66
                                                                  ----------
Net asset value, end of period                                    $  12.66
                                                                  ----------
Total return*                                                        26.87%
Ratio of net expenses to average net assets                           1.54%**+
Ratio of net investment income to average net assets                  0.34%**+
Portfolio turnover rate                                                 43%**
Average commission rate paid(1)                                   $ 0.0471
Net assets, end of period (in thousands)                          $221,601
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                         1.55%**
 Net investment income                                                0.33%**
Ratios assuming waiver of management fees and assumption of
  expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                         1.51%**
 Net investment income                                                0.37%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid on the Fund's exchange listed transactions.

  The accompanying notes are an integral part of these financial statements. 19

Pioneer Small Company Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                                   11/2/95
                                                                      to
                                                                   10/31/96
CLASS B
Net asset value, beginning of period                               $  10.00
                                                                  ------------
Increase (decrease) from investment
   operations:
 Net investment loss                                               $  (0.01)
 Net realized and unrealized gain on investments                       2.62
                                                                  ------------
 Net increase from investment operations                           $   2.61
Distributions to shareholders:
 In excess of net investment income                                   (0.02)
                                                                  ------------
Net increase in net asset value                                    $   2.59
                                                                  ------------
Net asset value, end of period                                     $  12.59
                                                                  ------------
Total return*                                                         26.09%
Ratio of net expenses to average net assets                            2.26%**+
Ratio of net investment loss to average net assets                    (0.42)%**+
Portfolio turnover rate                                                  43%**
Average commission rate paid(1)                                    $ 0.0471
Net assets, end of period (in thousands)                           $217,346
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
 Net expenses                                                          2.27%**
 Net investment loss                                                  (0.43)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                          2.23%**
 Net investment loss                                                  (0.39)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid on the Fund's exchange listed transactions.

  20 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                            1/31/96
                                                              to
                                                           10/31/96
CLASS C(a)
Net asset value, beginning of period                        $ 11.01
                                                          ------------
Increase (decrease) from investment operations:
 Net investment loss                                        $ (0.03)
 Net realized and unrealized gain on investments               1.61
                                                          ------------
Net increase in net asset value                             $  1.58
                                                          ------------
Net asset value, end of period                              $ 12.59
                                                          ------------
Total return*                                                 14.35%
Ratio of net expenses to average net assets                    2.25%**+
Ratio of net investment loss to average net assets            (0.45)%**+
Portfolio turnover rate                                          43%**
Average commission rate paid(1)                             $0.0471
Net assets, end of period (in thousands)                    $16,811
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  2.21%**
 Net investment loss                                          (0.41)%**

(a) Class C shares were first publicly offered on January 31, 1996.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid on the Fund's exchange listed transactions.

 The accompanying notes are an integral part of these financial statements. 21

Pioneer Small Company Fund

NOTES TO FINANCIAL STATEMENTS 10/31/96)

1. Organization and Significant Accounting Policies

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 8, 1995 and commenced operations on November 2, 1995. Prior to November 2, 1995, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by The Pioneer Group, Inc. (PGI). Effective May 24, 1996, and until further notice, the Fund was closed to new investors. The investment objective of the Fund is to seek capital appreciation by investing primarily in common stocks.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class A and B shares were first publicly offered on November 2, 1995. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is

Pioneer Small Company Fund

   recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1996, the Fund has reclassified $148,395 from paid-in capital to distributions in excess of net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of PGI. PFD earned $771,641 in underwriting commissions on the sale of fund shares during the period ended October 31, 1996.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense

Pioneer Small Company Fund

NOTES TO FINANCIAL STATEMENTS 10/31/96                             (continued)

   (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If Pioneering Management Corporation (PMC) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PMC, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

Until January 3, 1996, PMC had agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent that such expenses exceeded 1.75% of the Class A expenses; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1996, $344,837 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $83,163 in transfer agent fees payable to PSC at October 31, 1996.

Pioneer Small Company Fund

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $251,060 in distribution fees payable to PFD at October 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the period ended October 31, 1996, CDSCs in the amount of $183,322 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Funds total expenses. For the period ended October 31, 1996, the Fund's expenses were reduced by $93,788 under such arrangements.

6. Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1996:

Pioneer Small Company Fund

                                                                      Dividend
Affiliates                               Purchases        Sales        Income        Value
------------------------------------    -------------   -----------   ---------   -------------
Acme Electric Corp.                     $  4,483,070    $        -    $      -    $  3,941,438
Aequitron Medical, Inc.                    2,467,501             -           -       3,174,750
Alexion Pharmaceuticals, Inc.              3,832,500             -           -       4,050,000
Anergen, Inc.                              2,790,000             -           -       3,022,500
Apertus Technologies, Inc.                 5,172,201             -           -       4,478,438
Bally Total Fitness Holding Corp.          5,768,435             -           -       5,984,500
Broadway & Seymour, Inc.                   7,937,325             -           -       6,674,400
Buttrey Food & Drug Stores Co.             4,229,063             -           -       4,372,000
Catherines Stores Corp.                    5,165,501             -           -       3,281,875
Chic by H.I.S., Inc.                       4,607,500             -           -       4,486,250
Crown Vantage, Inc.                        9,244,499             -           -       7,002,000
Dataflex Corp.                             1,607,275       236,250           -       1,217,563
Dorsey Trailers, Inc.                      1,384,575             -           -       1,167,925
Drug Emporium, Inc.                        4,538,849             -           -       4,395,800
ESCO Electronics Corp.                     7,503,824             -           -       6,084,975
Gilbert Associates, Inc.                   4,650,731             -     105,678       4,682,028
Information Storage Devices, Inc.          8,289,654             -           -       5,873,438
Integrated Circuit Systems, Inc.           6,686,228             -           -       7,481,250
Inter-TAN, Inc.                            6,818,976             -           -       6,267,500
INTERLINQ Sortware Corp.                   1,795,313             -           -       2,298,000
Jan Bell Marketing, Inc.                   3,999,275             -           -       4,108,088
Kentucky Electric Steel, Inc.              4,124,950             -           -       2,970,400
Learmonth & Burchett Management
  Systems Plc (Sponsored A.D.R.)           5,782,796             -           -       3,189,375
Meridian Data, Inc.                        4,517,692             -           -       4,986,750
Morgan Products, Ltd.                      4,931,875     2,980,400           -       3,375,750
NAI Technologies, Inc.                     1,044,750       420,313           -       2,062,688
Phar-Mor, Inc.                             6,804,452             -           -       5,055,600
Ply-Gem Industries, Inc.                   9,208,870             -      12,516       8,719,550
Proler International Corp.                 3,510,000             -       1,560       3,393,000
River Oaks Furniture, Inc.                 1,779,630             -           -       1,252,125
Signal Technology Corp.                    3,609,375             -           -       5,393,588
Specialty Chemical Resources, Inc.           840,653             -           -         749,813
Sun Coast Industries, Inc.                 2,661,525             -           -       1,527,913
Tokheim Corp.                              5,646,515             -           -       7,087,500
Uniroyal Technology Corp.                  4,025,691             -           -       3,503,500
Unit Instruments, Inc.                     3,973,125             -           -       2,691,875
Work Group Technology Corp.                3,826,000             -           -       3,736,500
                                        -------------   -----------   ---------   -------------
                                        $169,260,194    $3,636,963    $119,754    $153,740,645
                                        -------------   -----------   ---------   -------------

Pioneer Small Company Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders And The Board Of Trustees Of
Pioneer Small Company Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Company Fund as of October 31, 1996, and the related statement of operations, the statement of changes in net assets for the period from November 2, 1995 (commencement of operations) to October 31, 1996, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 4, 1996

Pioneer Small Company Fund

TAX TREATMENT OF DISTRIBUTIONS
Made during the Period Ended 10/31/96

During the period ended October 31, 1996, Pioneer Small Company Fund paid the following distributions per share:

                                 Net Investment
 Record Date     Payment Date        Income
CLASS A:
12/20/95           12/28/95          $0.023
                                ----------------
CLASS B:
12/20/95           12/28/95          $0.017
                                ----------------

Corporate shareholders may deduct up to 70% of qualifying dividends received during the period. For purposes of computing the exclusion, 100% of the distributions from net investment income represents qualifying dividends.

TRUSTEES' FEES AND SHARE OWNERSHIP 10/31/96

Trustees' Fees, Principal Shareholders and Share
Ownership of Trustees and Officers (Unaudited)

The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the period ended October 31, 1996 was $12,958, plus expenses incurred in attending trustees meetings of $7,090. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment advisor and principal underwriter, respectively, of the Fund ($1,000 in 1996), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At October 31, 1996, the trustees and officers of the Fund owned beneficially 57,164 of Class A shares of the Fund (0.3% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at October 31, 1996.

Pioneer Small Company Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                         Officers
John F. Cogan, Jr.               John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.           President
Margaret B.W. Graham             David D. Tripple, Executive Vice President
John W. Kendrick                 Warren J. Isabelle, Vice President
Marguerite A. Piret              William H. Keough, Treasurer
David D. Tripple                 Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr

Shareholder Services and Transfer Agent
Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer logo] Pioneer Funds Distributor, Inc.
               60 State Street
               Boston, Massachusetts 02109

               1296-3834
               (c) Pioneer Funds Distributor, Inc.
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